UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	June 10, 2020

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Continuation of Reduction in Non-Employee Director Compensation
As previously disclosed, the non-employee directors of Kaman Corporation (the “Company”) unanimously agreed to temporarily reduce their regularly scheduled quarterly cash retainer payments by 20% in response to the ongoing global COVID-19 pandemic and its potential impact on the Company’s business and industry, as well as the economy in general. The original fee reduction applied to the quarterly cash retainer payments paid in respect of the second fiscal quarter of 2020 and was to be reconsidered on a quarter-by-quarter basis thereafter. On June 10, 2020, the non-employee directors of the Company unanimously agreed to continue the temporary fee reduction through the end of the third fiscal quarter of 2020, at which time the temporary fee reduction will be discontinued unless otherwise determined by the Board of Directors.
Continuation of Reduction in Officer Compensation
            As previously disclosed, Neal J. Keating, President and Chief Executive Officer of the Company, voluntarily reduced his annual base salary by 20%, effective as of April 1, 2020 through the balance of the year due to the COVID-19 pandemic and its potential impact on the Company’s business and industry, and the economy in general.  Additionally, and as previously disclosed, the Compensation Committee of the Company’s Board of Directors (the "Committee") approved temporary 15% reductions in the annual base salaries of the Company’s other executive officers, including all currently employed named executive officers, from the first pay cycle in April 2020 through the end of the third fiscal quarter of 2020, subject to extension as necessary.  The Committee also previously approved temporary 10% reductions in the annual base salaries of the other U.S. based corporate officers and certain other officers employed by the Company’s subsidiaries for the same period.  On June 10, 2020, the Committee re-affirmed that all of the aforementioned temporary salary reductions would remain in place for the identified periods.

LTIP Payouts
As reported in the definitive proxy statement on Schedule 14A (the “Proxy Statement”) relating to the 2020 Annual Meeting of Shareholders of the Company filed with the Securities and Exchange Commission on February 28, 2020, the Committee (then known as the Personnel & Compensation Committee) previously granted cash-based long-term incentive plan awards with performance periods ending as of December 31, 2019 (each, an “LTIP Award” and, collectively, the “LTIP Awards”) under the Kaman Corporation 2013 Management Incentive Plan (the “Plan”) to each of the Company’s then-current executive officers, including the Company’s current “named executive officers” (as defined in Instruction 4 to Item 5.02 of Form 8-K). All such LTIP Awards were scheduled to be settled during 2020 after a sufficient number of Russell 2000 companies reported their earnings for the year ended December 31, 2019. On June 10, 2020, the Committee approved the settlement of the LTIP Awards and authorized the resulting payouts (each, an “LTIP Payout” and, collectively, the “LTIP Payouts”) in respect thereof. The LTIP Payouts are reported here in accordance with Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K. Reference is hereby made to the Proxy Statement, including the Compensation Discussion and Analysis set forth therein, for additional information about the compensation paid to the Company’s named executive officers.
The LTIP Awards generally related to the three-year performance period ended December 31, 2019 (the “Three-Year LTIP Awards”), although separate two-year LTIP Awards were granted to each of Mr. Richard R. Barnhart, Executive Vice President Kaman Corporation and President Kaman Aerospace Group, and Mr. Alphonse J. Lariviere, Jr., former Executive Vice President Kaman Corporation and President Kaman Distribution Group, in respect of the two-year performance period ended December 31, 2019 (the “Two-Year LTIP Awards”) because Messrs. Barnhart and Lariviere were not participants in the LTIP program when the Three-Year LTIP Awards were granted. The LTIP Awards provided for payouts based on the Company’s adjusted financial performance during the relevant period as compared to the financial performance of the companies comprising the Russell 2000 index for the same performance period.

For each performance factor, Company financial performance below the 1st quartile resulted in no award payment; financial performance at the 1st quartile resulted in an award payment at 25% of target; financial performance at the median resulted in an award payment at 100% of target; and financial performance at the top of, or above, the 3rd quartile resulted in a maximum payment of 200% of target. Interpolation was used to determine payments for financial performance between the quartiles.
Three-Year LTIP Awards
The Three-Year LTIP Awards utilized the following performance factors and weightings: (i) 33% of each such Three-Year LTIP Award was based on average annual compound growth in earnings per share, (ii) 33% of each such Three-Year LTIP Award was based on three-year average return on total capital, and (iii) 34% of each such Three-Year LTIP Award was based on three-year average total return to shareholders.
The achievement or satisfaction of the performance measures comprising the Three-Year LTIP Awards was based on the adjusted financial performance of the Company after giving effect to the inclusion or exclusion of the following modifications approved by the Committee at the time of grant, whichever produced the higher award: (i) the effect of changes in tax law or accounting principles; (ii) the dilutive effect on earnings per share that results from any increase in the number of shares used in the calculation of diluted earnings per share attributable to any outstanding convertible debt securities and any related bond hedge and warrant transactions; (iii) the effects of changes in applicable foreign currency exchange rates relating to non-U.S. denominated financial performance; (iv) costs and losses associated with restructuring, business consolidations, severance, management realignments or closures of the Company or any of its subsidiaries, affiliates and product lines; (v) acquisition and divestiture due diligence and integration costs and the adverse effects of acquisitions and divestitures, including spin-offs; (vi) effects of losses generated by divested operations and losses associated with discontinued business operations or product lines; (vii) the impact of any transaction costs and accounting charges incurred in connection with the issuance equity or issuance of or refinancing of new or existing debt securities and facilities, including but not limited to the settlement or unwinding of existing convertible bond hedge instruments and warrants; (viii) the impact of any costs and accounting charges in respect of pension curtailment adjustments attributable to pension expense charged to company contracts with the U.S. Government, as determined under U.S. Cost Accounting Standard 418, following the freeze of future benefit accruals under the Company’s Pension Plan; (ix) unplanned charges associated with environmental matters; (x) asset write-downs or impairments, including, but not limited to, goodwill; (xi) ERP depreciation and related expense and capital investments; (xii) litigation or claim judgments or settlements including contract claim settlements with customers and suppliers; (xiii) the impact of unplanned charges in connection with contract terminations, including but not limited to, write-off of inventory, tooling, equipment and non-recurring costs; and (xiv) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both.

The following table sets forth the calculation of the percentage of the target award earned for each of the Three-Year LTIP Awards held by Messrs. Keating, Starr, Lisle, Troy and Villani:
THREE-YEAR (2017 - 2019) LTIP AWARD CALCULATION

	Modified Company Results(1)	Modified Company Results vs. Russell 2000	Percentage of Factor Earned	Factor Weighting	Percentage of Target Award Earned
Average Compounded Annual Growth in EPS	24.9%	75th Percentile	200.0%	33%	66.0%
Average Annual Return on Total Capital	11.9%	75th Percentile	200.0%	33%	66.0%
Total Return to Shareholders	40.4%	64th Percentile	156.5%	34%	53.2%
Total Percentage of Target Award Earned					185.2%
(1)
The modified results shown in the table reflect the following adjustments to the Company’s reported financial results: Net earnings, EPS and return on total capital for 2019, 2018 and 2017 were adjusted by disregarding $14.598 million, $16.436 million and $17.985 million, respectively, to reflect the elimination of the impact of tax reform on the value of the Company’s deferred tax assets, convertible debt related expenses, acquisition and divestiture related costs, corporate development costs, losses on sales of businesses, restructuring related costs and investment write-offs.

Two-Year LTIP Awards
The Two-Year LTIP Awards utilized the following performance factors and weightings: (i) 50% of each such Two-Year LTIP Award was based on two-year average return on total capital, and (ii) 50% of each such Two-Year LTIP Award was based on two-year average total return to shareholders.
The achievement or satisfaction of the performance measures comprising the Two-Year LTIP Awards was based on the adjusted financial performance of the Company after giving effect to the inclusion or exclusion of the following modifications approved by the Committee at the time of grant, whichever produced the higher award: (i) the effect of changes in tax law or accounting principles; (ii) the dilutive effect on earnings per share that results from any increase in the number of shares used in the calculation of diluted earnings per share attributable to any outstanding convertible debt securities and any related bond hedge and warrant transactions; (iii) the effects of changes in applicable foreign currency exchange rates relating to non-U.S. denominated financial performance; (iv) costs and losses associated with restructuring, business consolidations, severance, management realignments or closures of the Company or any of its subsidiaries, affiliates and product lines; (v) acquisition and divestiture due diligence and integration costs and the adverse effects of acquisitions and divestitures, including spin-offs; (vi) effects of losses generated by divested operations and losses associated with discontinued business operations or product lines; (vii) the impact of any transaction costs and accounting charges incurred in connection with the issuance equity or issuance of or refinancing of new or existing debt securities and facilities, including but not limited to the settlement or unwinding of existing convertible bond hedge instruments and outstanding warrants; (viii) the impact of any costs and accounting charges in respect of pension curtailment adjustments attributable to pension expense charged to company contracts with the U.S. Government, as determined under U.S. Cost Accounting Standard 418, following the freeze of future benefit accruals under the Company’s Pension Plan; (ix) charges associated with environmental matters; (x) asset write-downs or impairments, including, but not limited to, goodwill and other intangible assets; (xi) new capital investments and related depreciation; (xii) litigation or claim judgments or settlements including contract claim settlements with customers and suppliers; (xiii) the impact of charges in connection with contract terminations, including but not limited to, write-off of inventory, tooling, equipment and non-recurring costs; (xiv) any impact resulting from the delay in cash receipts relating to domestic and foreign JPF orders where there is no underlying dispute as to payment; and (xv) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both.

The following table sets forth the calculation of the percentage of the target award earned for each of the Two-Year LTIP Awards held by Messrs. Barnhart and Lariviere:
TWO-YEAR (2018 - 2019) LTIP AWARD CALCULATION

	Modified Company Results(1)	Modified Company Results vs. Russell 2000	Percentage of Factor Earned	Factor Weighting	Percentage of Target Award Earned
Annual Return on Total Capital	14.4%	75th Percentile	200.0%	50%	100.0%
Total Return to Shareholders	14.9%	60th Percentile	139.6%	50%	69.8%
Total Percentage of Target Award Earned					169.8%
(1)
The modified results shown in the table reflect the following adjustments to the Company’s reported financial results: Net earnings and return on total capital for 2019 and 2018 was adjusted by disregarding $14.598 million and 12.025 million, respectively, to reflect acquisition and divestiture related costs, corporate development costs, losses on sales of businesses, restructuring related costs, investment write-offs and tax reform incentive payments.

LTIP Payouts
The following table shows the resulting individual LTIP Payouts earned by each of the Company’s named executive officers, as well as an updated total compensation amount for the fiscal year ended December 31, 2019:
2019 LTIP AWARD PAYOUTS

	Year-End Base Salary at Time of Grant	Target Award Percentage	Final Award Performance Factor	LTIP Payout	Updated 2019 Total Compensation
Neal J. Keating	$984,000	300%	185.2%	$5,467,104	$9,411,054
Robert D. Starr	$453,200	150%	185.2%	$1,258,990	$2,567,182
Richard R. Barnhart	$450,000	150%	169.8%	$1,146,150	$2,098,608
Shawn G. Lisle	$360,500	105%	185.2%	$701,028	$1,638,156
Gregory T. Troy	$344,020	90%	185.2%	$573,413	$1,464,201
A. J. Lariviere, Jr.	$410,000	150%	169.8%	$861,165	$3,066,630
Paul M. Villani	$275,000	90%	185.2%	$458,370	$1,498,245
_______________
As disclosed in the Proxy Statement, the foregoing LTIP Payouts were not set forth in the Summary Compensation Table included in the Proxy Statement because it was not possible to compare the Company’s financial performance to that of the companies comprising the Russell 2000 index when the Proxy Statement was filed, as information for only an insufficient number of index companies was available at that time.  Sufficient data became available to enable the Committee to make its determination at its June 10, 2020 meeting.
Except for the LTIP Payout made to Mr. Barnhart, each of the foregoing LTIP Payouts was paid in cash, as each officer other than Mr. Barnhart was in compliance with the stock ownership guideline applicable to such officer at the time of payment. A portion of the LTIP Payout made to Mr. Barnhart was made by delivery of shares of Company stock, valued using the closing price of such stock on the New York Stock Exchange on June 9, 2020, in order to allow Mr. Barnhart to meet his stock ownership guideline.

Updated 2019 Pay Ratio Disclosure
The Proxy Statement included certain information about the relationship between the annual total compensation of our CEO, Mr. Keating, and the median of the annual total compensation of our employees for 2019 (our “2019 CEO Pay Ratio”). The information included in the Proxy Statement was based, in part, on Mr. Keating’s total annual compensation for 2019 as reflected in the Summary Compensation Table included in the Proxy Statement, which did not include any amount in respect of the LTIP Payout for Mr. Keating discussed above, although the Proxy Statement included a separate estimate of our final 2019 CEO Pay Ratio based on the amount that had been accrued by the Company in respect of Mr. Keating’s projected LTIP Payout utilizing preliminary data that was available as of January 30, 2020. As reported in the Proxy Statement, our 2019 CEO Pay Ratio excluding any amount in respect of the LTIP Payout was 44 to 1 and the estimate of our final 2019 CEO Pay Ratio including Mr. Keating’s projected LTIP Payout was 105 to 1.
As discussed above, on June 10, 2020, the Committee approved the settlement of the LTIP Awards and the resulting LTIP Payouts in respect thereof, including Mr. Keating’s LTIP Payout of $5,467,104. This results in a final 2019 CEO Pay Ratio of 105 to 1, based on the following:

•
the annual total compensation of Mr. Keating for 2019, using Mr. Keating’s updated 2019 total compensation of $9,411,054, including the LTIP Payout for the 2017-2019 performance period, each as set forth above; and

•	the median of the annual total compensation of all of our employees (other than Mr. Keating), determined in accordance with Item 402(u) of Regulation S-K, which was $89,577.

Reference is hereby made to the “2019 Pay Ratio Disclosure” set forth in the Proxy Statement for additional information about the 2019 CEO Pay Ratio and how it was calculated.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed as part of this report:

Exhibit	Description
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File, formatted in iXBRL and contained in Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Shawn G. Lisle
Shawn G. Lisle
Senior Vice President and General Counsel

Date: June 12, 2020